SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     September 10, 2002


                       BEDFORD PROPERTY INVESTORS, INC.
            (Exact name of registrant as specified in its charter)



Maryland                           1-12222               68-0306514
(State or other jurisdiction    (Commission          (I.R.S. Employer
of incorporation)                File Number)      Identification No.)




     270 Lafayette Circle, Lafayette, California         94549
      (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:(925) 283-8910





                                Not Applicable

         (Former name or former address, if changed since last report)





Item 2.  Acquisition or Disposition of Assets.

  Bedford Property Investors, Inc., the "Company," has acquired 544,426 square feet of industrial properties at an aggregate purchase price, including closing costs, of approximately $86,583,000 since July 25, 2002. The Company is not affiliated with any of the sellers and the purchase price of each acquired property was established through arm's length negotiations. The acquisitions were funded with the Company's existing cash balances, borrowings of $45,500,000 from its secured line of credit with Bank of America, and with the proceeds of a $40,000,000 unsecured bridge facility provided by Bank of America and Union Bank of California.

The following table provides certain information concerning the properties acquired:

                        Date of                   Property    Total Purchase
Name and Location    Acquisition   Seller           Type          Price

Cotton Center I & II
Phoenix, AZ            07/26/02    Allred         R&D           $24,512,000

South San Francisco
Business Center
South San
Francisco, CA          08/16/02    Equity Office  Service Center 22,043,000
                                                  Flex

Philips Business Center
San Jose, CA           09/10/02    TIAA           R&D            40,028,000

                                                                $86,583,000

Item 7.  Financial Statement and Exhibits:

        (a)   Financial Statements Specified by Rule 3.14 of Regulation S-X.
              It is impracticable to provide at the time of filing this
        Report any of the financial statements or the additional information specified by Rule 3-14 of Regulation S-X as required by Item 7(a)(3). The required financial information and additional information will be filed by amendment as soon as practicable and, in any event, within 60 days after the required filing date for this Report.

        (b)   Pro Forma Financial Information.
              It is impracticable to provide at the time of filing this Report any of the pro forma financial information required pursuant to Article 11 of Regulation S-X as required by Item 7(b)(1). The required pro forma information will be filed by amendment as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.


        (c)   Exhibits.

                10.41 Purchase Agreement and Escrow Instructions, Financial Agreement, and Holdback Escrow Agreement dated as of July 17, 2002, by and between Bedford Property Investors, Inc., as Buyer, and Dared 80, LLC, as Seller for Cotton Center I and II.

                10.42 Real Estate Sale Agreement dated as of July 17, 2002, by and between Bedford Property Investors, Inc., as Buyer, and EOP-Industrial Portfolio, LLC, as Seller for South San Francisco Business Center.

                10.43 First Amendment to Real Estate Sale Agreement dated as of August 6, 2002, by and between Bedford Property Investors, Inc., as Buyer, and EOP-Industrial Portfolio, LLC, as Seller for South San Francisco Business Center.

                10.44 Second Amendment to Real Estate Sale Agreement dated as of August 14, 2002, by and between Bedford Property Investors, Inc., as Buyer, and EOP-Industrial Portfolio, LLC, as Seller for South San Francisco Business Center.

                10.45 Purchase Agreement and Escrow Instructions dated as of July 26, 2002, by and between Bedford Property Investors, Inc., as Buyer, and Teachers Insurance and Annuity Association of America, as Seller for Philips Business Center.

                99.3 Press Release dated July 29, 2002 announcing the acquisition of a 214,173 square foot R&D complex in Phoenix, Arizona for approximately $24,305,000.

                99.4 Press Release dated August 23, 2002 announcing the acquisition of a 112,384 square foot service flex complex in South San Francisco, California for approximately $22,000,000.

                99.5 Press Release dated September 10, 2002 announcing the acquisition of a 217,824 square foot R&D complex in San Jose, California for approximately $40,000,000.




     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                    BEDFORD PROPERTY INVESTORS, INC.



                       By: /s/ Hanh Kihara
                          Hanh Kihara
                          Senior Vice President and
                          Chief Financial Officer


Date:  September 24, 2002